UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2008

XTO ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston, Fort Worth Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 870-2800

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 15, 2008, XTO Energy Inc. completed its previously announced acquisition of producing properties and undeveloped acreage from Headington Oil Company LLC and other interest owners for cash and equity consideration valued at approximately $1.8 billion. Consideration included $1.05 billion in cash and 11,742,391 shares of XTO common stock, subject to typical post-closing adjustments. The purchase includes 352,000 net acres of Bakken Shale leasehold in Montana and North Dakota. XTO Energy’s internal engineers estimate proved reserves on the properties to be 68 million barrels of oil equivalent, of which 60% are proved developed. The acquisition will add about 10,000 barrels of oil equivalent per day to the Company’s production base. Funding of the cash portion of the transaction was provided through a combination of cash flow and commercial paper.

The foregoing description of the acquisition is qualified in its entirety by reference to the Agreement of Sale and Purchase attached as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 17, 2008, the Company entered into a Commitment Increase and Accession Agreement with J.P. Morgan Chase Bank, N.A., as Administrative Agent, two existing lenders and two additional lenders, to increase the borrowing capacity under the Company’s Amended and Restated Five-year Revolving Credit Agreement dated April 1, 2005, as amended, with J.P. Morgan Chase Bank, N.A., as Administrative Agent and a syndicate of banks, as lenders, by $340 million to $2.84 billion. The facility will be used by the Company to fund acquisitions, repay outstanding bank debt, as a backup facility for commercial paper and for general corporate purposes.

Item 3.02. Unregistered Sales of Equity Securities

As part of the consideration for the acquisition of the Headington Oil Company LLC properties described in Item 2.01, the Company issued 11,742,391 shares of common stock. The shares were issued at closing without registration under the Securities Act of 1933 in reliance on an exemption from registration under Section 4(2) of the Securities Act. The Company filed a prospectus supplement on July 15, 2008, to its existing shelf registration statement on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act covering the shares.

Item 7.01. Regulation FD Disclosure

On July 15, 2008, the Company issued a press release announcing that it had completed its acquisition of producing properties and leasehold acreage from Headington Oil Company LLC in the Williston Basin Bakken Play located in North Dakota and Montana. In connection with announcing the acquisition, the Company said its objective is to more than double the proved reserves. The Company also announced that it expects to increase the number of rigs working in the area from four to six during the first half of 2009.

Item 8.01 Other Events

On July 15, 2008, the Company issued a press release announcing that it had agreed to acquire 100,000 net undeveloped acres in the Bakken Shale and 400 barrels per day of production for approximately $115 million from undisclosed parties in separate transactions.

Forward-Looking Statement and Related Matters

Statements made in this Form 8-K, including those relating to proved reserves, increasing proved reserves and the number of rigs working the first half of 2009 are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to,, the timing and extent of changes in oil and gas prices, changes in underlying demand for oil and gas, the timing and results of drilling activity, production downtime due to maintenance, weather or other factors outside the Company’s control, ability to retain operational personnel from the seller, the availability of drilling equipment and technical personnel, changes in interest rates, higher than expected production costs and other expenses, future acquisitions and general economic conditions. The Company undertakes no obligation to publicly update or revise any forward-looking statements. Further information on risks and uncertainties is available in the Company’s filings with the Securities and Exchange Commission, which are incorporated by this reference as though fully set forth herein.

Reserve estimates and estimates of reserve potential or upside with respect to the acquisition were made by our internal engineers without review by an independent petroleum engineering firm. Data used to make these estimates were furnished by the sellers and may not be as complete as that which is available for our owned properties. We believe our estimates of proved reserves comply with criteria provided under rules of the Securities and Exchange Commission.

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques in our Item 7.01 Regulation FD Disclosure furnished above that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates by their nature are more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report of Form 8-K:

Exhibit Number and Description

2.1+	Agreement of Sale and Purchase dated May 23, 2008 between XTO Energy Inc. and Headington Oil Company LLC, et al.

2.2+	Acquisition Agreement dated June 9, 2008 among XTO Energy Inc., HPC Acquisition Corporation, HHEC Acquisition Corporation, Hunt Petroleum Corporation, Hassie Hunt Exploration Company and Hassie Hunt Production Company

+ All schedules and similar attachments have been omitted. The Company agrees to furnish supplementally a copy of the omitted schedules and similar attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: July 18, 2008	By:	/S/ BENNIE G. KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number and Description

2.1+	Agreement of Sale and Purchase dated May 23, 2008 between XTO Energy Inc. and Headington Oil Company LLC, et al.

2.2+	Acquisition Agreement dated June 9, 2008 among XTO Energy Inc., HPC Acquisition Corporation, HHEC Acquisition Corporation, Hunt Petroleum Corporation, Hassie Hunt Exploration Company and Hassie Hunt Production Company

+ All schedules and similar attachments have been omitted. The Company agrees to furnish supplementally a copy of the omitted schedules and similar attachments to the Securities and Exchange Commission upon request.

5